UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 6, 2023
INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)
(214) 618-5243
Registrant’s telephone number, including area code
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                            Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors of Integer Holdings Corporation (the “Company”) appointed Diron Smith, who currently serves as the Company’s Vice President – Financial Planning & Analysis, as the Interim Chief Financial Officer (“Interim CFO”) of the Company, effective May 8, 2023. Mr. Smith succeeds Jason K. Garland, who departed as Executive Vice President and Chief Financial Officer and separated from employment with the Company, effective May 8, 2023. As previously disclosed, per Mr. Garland’s offer letter and consistent with the treatment of all NEOs other than the CEO, upon separation Mr. Garland is eligible to receive an amount equal to his current annual salary plus the amount the Company contributes to Mr. Garland’s medical insurance benefits. As disclosed in the Company’s 2023 proxy statement, this amount will be approximately $586,500.
Mr. Garland’s departure is not due to any disagreement with the Company on any matter relating to the Company’s financial statements, internal control over financial reporting, ethical concerns or accounting policies or practices. Tom P. Thomas who has served since February 2018 as Vice President, Controller and Principal Accounting Officer of the Company will continue in such role. The Company has commenced an internal and external search process to identify a permanent Chief Financial Officer.
Mr. Smith, age 50, joined the Company in August of 2021. Prior to joining Integer, Mr. Smith served in various finance roles at Tiffany & Co., including VP, Finance Officer, Americas from January 2021-August 2021, VP, Finance Officer, Global Supply & Distribution from October 2017-January 2021 and Senior Director Finance, Global Jewelry Supply from March 2016-October 2017. Prior to joining Tiffany, Mr. Smith worked in finance at General Electric for 15 years and as an auditor at KPMG for five years.
In connection with his employment as Interim CFO, Mr. Smith will receive an annual base salary of $321,000, annual eligibility under the Company’s short term cash incentive plan equal to 35% of his annual salary at target and 200% of his annual target at maximum payout, long term incentive grants with a grant date value of $630,000, and he will be eligible to participate in the Company’s health, profit sharing, retirement and other benefit plans and programs generally offered to its executives.
No family relationships exist between Mr. Smith and any of the Company’s directors or other executive officers. There are no other arrangements between Mr. Smith and any other person pursuant to which Mr. Smith was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Smith has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure
On May 8, 2023, the Company confirms its 2023 guidance previously provided in the Company’s first quarter 2023 earnings release issued on April 27, 2023, as follows:
2023 Outlook(a)
(dollars in millions, except per share amounts)

	GAAP		Non-GAAP(b)
	As Reported	Change from Prior Year	Adjusted	Change from Prior Year
Sales	$1,470 to $1,500	7% to 9%	N/A	N/A
Operating income	$134 to $145	10% to 19%	$211 to $222	10% to 16%
EBITDA	N/A	N/A	$285 to $296	11% to 16%
Net income	$71 to $81	8% to 24%	$134 to $144	4% to 11%
Diluted earnings per share	$2.11 to $2.41	8% to 23%	$4.00 to $4.30	3% to 11%
Cash flow from operating activities	$180 to $200	55% to 72%	N/A	N/A
(a)    Except as described below, further reconciliations by line item to the closest corresponding GAAP financial measure for Adjusted operating income, Adjusted EBITDA, Adjusted net income and Adjusted Earnings per Share (“EPS”) included in our “2023 Outlook” above, and Adjusted total interest expense, Adjusted effective tax rate and Leverage ratio in “Supplemental Financial Information” below, are not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and visibility of the charges excluded from these non-GAAP financial measures.
(b)    Adjusted operating income for 2023 consists of GAAP operating income, excluding items such as amortization of intangible assets, restructuring and restructuring-related charges, and acquisition and integration costs, totaling approximately $77 million, pre-tax. Adjusted net income and Adjusted EPS for 2023 consist of GAAP net income and diluted EPS, excluding items such as amortization of intangible assets, restructuring and restructuring-related charges, acquisition and integration costs, and gain or loss on equity investments totaling approximately $81 million, pre-tax. The after-tax impact of these items is estimated to be approximately $63 million, or approximately $1.89 per diluted share.
Adjusted EBITDA is expected to consist of Adjusted net income, excluding items such as depreciation, interest, stock-based compensation and taxes totaling approximately $151 million to $152 million.
Supplemental Financial Information

(dollars in millions)	2023 Outlook	2022 Actual
Depreciation and amortization	$100 to $110	$92
Adjusted total interest expense(a)	$45 to $50	$39
Stock-based compensation	$22 to $25	$21
Restructuring, acquisition and other charges(b)	$18 to $23	$22
Adjusted effective tax rate(c)	17.0% to 19.0%	16.1%
Leverage ratio(d)	2.5x to 3.5x	3.5x
Capital expenditures(d)	$100 to $120	$74
Cash income tax payments	$27 to $31	$11
(a)    Adjusted total interest expense refers to our expected full-year GAAP total interest expense, expected to range from $49 million to $54 million for 2023, adjusted to remove the full-year impact of charges associated with the accelerated write-off of deferred issuance costs and unamortized discounts (loss on extinguishment of debt) included in GAAP total interest expense, if any.
(b)    Restructuring, acquisition and other charges consists of restructuring and restructuring-related charges, acquisition and integration costs, other general expenses, and incremental costs of complying with the new European Union medical device regulations.
(c)    Adjusted effective tax rate refers to our full-year GAAP effective tax rate, expected to range from 15.0% to 17.0% for 2023, adjusted to reflect the full-year impact of the items that are excluded in providing adjusted net income and certain other identified items.
(d)    Please see “Notes Regarding Non-GAAP Financial Information” for additional information regarding leverage ratio and capital expenditures.
Notes Regarding Non-GAAP Financial Information
In addition to our results reported in accordance with generally accepted accounting principles in the United States of America (“GAAP”), we provide adjusted net income, adjusted EPS, earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted operating income, and organic sales change rates.
Adjusted net income and adjusted EPS consist of GAAP amounts adjusted for the following to the extent occurring during the period: (i) amortization of intangible assets, (ii) certain legal expenses, (iii) restructuring and restructuring- related charges; (iv) acquisition and integration related costs; (v) other general expenses; (vi) (gain) loss on equity investments; (vii) extinguishment of debt charges; (viii) European Union medical device regulation incremental charges, (ix) inventory step-up amortization; (x) unusual, or infrequently occurring items; (xi) the income tax provision (benefit) related to these adjustments and (xii) certain tax items that are outside the normal tax provision for the period. Adjusted EPS is calculated by dividing adjusted net income by diluted weighted average shares outstanding.
EBITDA is calculated by adding back interest expense, provision (benefit) for income taxes, depreciation expense, and amortization expense from intangible assets and financing leases, to net income, which is the most directly comparable GAAP financial measure. Adjusted EBITDA consists of EBITDA plus adding back stock-based compensation and the same adjustments as listed above except for items (i), (vii), (xi) and (xii). Adjusted operating income consists of operating income adjusted for the same items listed above except for items (vi), (vii), (xi) and (xii).
Organic sales change is reported sales growth adjusted for the impact of foreign currency and the contribution of acquisitions. To calculate the impact of foreign currency on sales growth rates, we convert any sale made in a foreign currency by converting current period sales into prior period sales using the exchange rate in effect at that time and then compare the two, negating any effect foreign currency had on our transactional revenue, and exclude the amount of sales acquired or divested during the period from the current/previous period amounts, respectively.
We believe that the presentation of adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, adjusted operating income, and organic sales change rates, provides important supplemental information to management and investors seeking to understand the financial and business trends relating to our financial condition and results of operations. In addition to the performance measures identified above, we believe that net total debt and leverage ratio provide meaningful measures of liquidity and a useful basis for assessing our ability to fund our activities, including the financing of acquisitions and debt repayments. Net total debt is calculated as total principal amount of debt outstanding less cash and cash equivalents. We calculate leverage ratio as net total debt divided by adjusted EBITDA for the trailing 4 quarters. Free cash flow is defined as Net cash provided by operating activities (as stated in our Condensed Consolidated Statements of Cash Flows) reduced by capital expenditures (acquisition of property, plant, and equipment (PP&E), net of proceeds from the sale of PP&E).
Forward-Looking Statements
Some of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including 2023 financial results and guidance; statements relating to recovery from the COVID-19 global pandemic; future sales, expenses, and profitability; customer demand; supplier performance (including delivery delays); costs (including wages, staffing levels and freight); future development and expected growth of our business and industry, including expansion of our manufacturing capacity; our ability to execute our business model and our business strategy, including completion and integration of current or future acquisition targets; having available sufficient cash and borrowing capacity to meet working capital, debt service and capital expenditure requirements for the next twelve months; projected capital spending; and other events, conditions or developments that will or may occur in the future. You can identify forward-looking statements by terminology such as “outlook,” “projected,” “may,” “will,” “should,” “could,” “expect,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “project,” or “continue” or variations or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below.
Although it is not possible to create a comprehensive list of all factors that may cause actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors and other risks and uncertainties that arise from time to time are described in Item 1A “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the SEC and include the following:
•operational risks, such as the duration, scope and impact of global supply chain issues, the military conflict between Russia and Ukraine, and the COVID-19 pandemic, including the evolving health, economic, social and governmental environments and the effect of the pandemic on our associates, suppliers and customers as well as the global economy; our dependence upon a limited number of customers; pricing pressures that we face from customers; our reliance on third party suppliers for raw materials, key products and subcomponents; the competitive labor market and our ability to attract, train and retain a sufficient number of qualified associates; the potential for harm to our reputation caused by quality problems related to our products; the dependence of our energy market-related revenues on the conditions in the oil and natural gas industry; interruptions in our manufacturing operations; our dependence upon our information technology systems and our ability to prevent cyber-attacks and other failures; and our dependence upon our senior management team and technical personnel;
•strategic risks, such as the intense competition we face and our ability to successfully market our products; our ability to respond to changes in technology; our ability to develop new products and expand into new geographic and product markets; and our ability to successfully identify, make and integrate acquisitions to expand and develop our business in accordance with expectations;
•financial risks, such as our significant amount of outstanding indebtedness and our ability to remain in compliance with financial and other covenants under our senior secured credit facilities; economic and credit market uncertainties that could interrupt our access to capital markets, borrowings or financial transactions; financial and market risks related to our international operations and sales; our complex international tax profile; and our ability to realize the full value of our intangible assets; and
•legal and compliance risks, such as regulatory issues resulting from product complaints, recalls or regulatory audits; the potential of becoming subject to product liability or intellectual property claims; our ability to protect our intellectual property and proprietary rights; our ability and the cost to comply with environmental regulations; our ability to comply with customer-driven policies and third party standards or certification requirements; our ability to obtain necessary licenses for new technologies; legal and regulatory risks from our international operations; and the fact that the healthcare industry is highly regulated and subject to various regulatory changes.
Except as may be required by law, we assume no obligation to update forward-looking statements in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.
The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless it is specifically incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	May 8, 2023	INTEGER HOLDINGS CORPORATION

		By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II
Senior Vice President, General Counsel and Corporate Secretary